Exhibit 99.1

FOR IMMEDIATE RELEASE

MELINTA AND CEMPRA NAME INDUSTRY LEADER DANIEL WECHSLER AS

PRESIDENT AND CHIEF EXECUTIVE OFFICER OF THE COMBINED COMPANY

NEW HAVEN, Conn. and CHAPEL HILL, N.C., October 31, 2017 – Melinta Therapeutics, Inc., a privately held company developing and commercializing novel antibiotics to treat serious bacterial infections, and Cempra, Inc. (Nasdaq: CEMP) today announced that their joint chief executive officer (CEO) selection committee has selected Dan Wechsler to be president and CEO and a member of the board of directors of the combined company.

Mr. Wechsler is a seasoned pharmaceutical executive with more than 25 years of healthcare experience across multiple companies and geographies, and a proven record of strategic, operational and commercial success. His notable antibiotics experience includes the commercialization of Zyvox (linezolid), an antibiotic that achieved blockbuster status.

Mr. Wechsler started his career with The Upjohn Company selling antibiotics and other pharmaceutical products. He subsequently led the team at Pharmacia Corporation that launched Zyvox until the company’s acquisition by Pfizer and has held senior positions at Pfizer Inc, Schering-Plough Corporation and Merck & Co. In 2010, Mr. Wechsler joined Bausch + Lomb Incorporated as executive vice president and global president of pharmaceuticals, where he led a greater than one billion dollar global pharmaceutical business prior to the sale of the company to Valeant Pharmaceuticals for $8.7 billion. Most recently, Mr. Wechsler served as president and CEO of Smile Brands, Inc. until its sale in 2016, at which time he joined Welsh, Carson, Anderson & Stowe as an operating partner. He holds a master’s degree from the University of Rochester and a bachelor’s degree from the State University of New York at Brockport.

“We are delighted to welcome Dan Wechsler as CEO of the combined company. Dan’s deep antibiotics knowledge and extensive commercial and operational experience will be invaluable to the successful launch of Baxdela and the continued progression the company’s market-leading anti-infective pipeline of assets,” said Thomas Koestler, PhD, chairman of the board of directors of Melinta.

“The joint committee conducted a thorough search process that attracted many high caliber candidates. We are very pleased to have chosen Dan and believe his outstanding leadership, track record of success and keen focus on execution will serve the combined company well as we transition into the next stage of growth and innovation,” said Garheng Kong, MD, PhD, chairman of the board of directors of Cempra.

“I am thrilled to join Melinta at this exciting time in its transformation into a commercial-stage organization,” said Mr. Wechsler. “The combined company will have an exceptional platform of innovative assets, including commercial, clinical and preclinical stage anti-infective programs geared to meet major unmet medical needs in the treatment of serious infections. I look forward to working with the members of the board, the management team, and all of the employees of the company to serve patients, create shareholder value and contribute to the future success of Melinta,” he added.

Mr. Wechsler’s appointment as president and CEO is subject to and effective upon the closing of the merger between Melinta and Cempra. Mr. Wechsler’s appointment as a member of the board of directors of the combined company is subject to the closing of the merger and will be effective ten days following the filing of the supplemental information statement on Schedule    14f-1 relating to Mr. Wechsler. As previously announced, the Cempra shareholder vote on the merger is scheduled for November 3, 2017 and the parties expect to close the merger as promptly as practicable thereafter. The combined company will keep the name Melinta Therapeutics upon the closing of the merger.

About Melinta Therapeutics, Inc.

Melinta Therapeutics, Inc. is dedicated to saving lives threatened by the global public health crisis of bacterial infections, through the development and commercialization of novel antibiotics that provide new and better therapeutic solutions. Melinta’s lead product is Baxdela, an antibiotic approved for use in the treatment of acute bacterial skin and skin structure infections (ABSSSI). Melinta is also committed to developing, through the application of Nobel Prize-winning science, a new class of antibiotics designed to overcome the multi- and extremely-drug-resistant pathogens for which there are few to no options, known collectively as ESKAPE pathogens (Enterococcus faecium, Staphylococcus aureus, Klebsiella pneumoniae, Acinetobacter baumannii, Pseudomonas aeruginosa, Enterobacter species and Escherichia coli), which cause the majority of life-threatening hospital infections. Melinta Therapeutics is privately held and backed by Vatera Healthcare Partners (www.vaterahealthcare.com) and Malin Corporation plc (www.malinplc.com), among other private investors. In August, Melinta announced its entry into a merger agreement with Cempra, Inc. (Nasdaq:CEMP). The company is headquartered in New Haven, CT with offices in Lincolnshire, IL. Visit www.melinta.com for more information.

About Cempra, Inc.

Cempra, Inc. is a clinical-stage pharmaceutical company focused on developing differentiated anti-infectives for acute care and community settings to meet critical medical needs in the treatment of infectious diseases. Cempra’s two lead product candidates are currently in advanced clinical development. Solithromycin has been evaluated in two Phase 3 clinical trials for community-acquired bacterial pneumonia (CABP). Cempra is currently seeking approval for CABP for both intravenous and oral capsule formulations from the U.S. Food and Drug Administration. Solithromycin is licensed to strategic commercial partner Toyama Chemical Co., Ltd., a subsidiary of FUJIFILM Holdings Corporation, for certain exclusive rights in Japan. Cempra is contracted with BARDA for the development of solithromycin for pediatric use and has commenced enrollment in a global Phase 2/3 trial to evaluate the safety and efficacy of solithromycin versus standard of care antibiotics in children and adolescents from two months to 17 years of age. Solithromycin is also in development for uncomplicated urogenital urethritis caused by Neisseria gonorrhoeae or chlamydia. Fusidic acid is Cempra’s second product candidate, which has completed a Phase 3 trial comparing fusidic acid to linezolid in patients with ABSSSI. Cempra also has an ongoing exploratory study of fusidic acid for chronic oral treatment of refractory infections in bones and joints. Both products seek to address the need for new treatments targeting drug-resistant bacterial infections in the hospital and in the community. Cempra is also studying solithromycin for ophthalmic conditions and has synthesized novel macrolides for non-antibiotic uses such as the treatment of chronic inflammatory diseases, endocrine diseases and gastric motility disorders. Cempra was founded in 2006 and is headquartered in Chapel Hill, N.C. For additional information about Cempra please visit www.cempra.com.

Merger with Cempra, Inc.

On August 9, 2017, Melinta Therapeutics, Inc. and Cempra, Inc. (Nasdaq:CEMP), a clinical-stage pharmaceutical company focused on developing differentiated anti-infectives for acute care and community settings to meet critical medical needs in the treatment of infectious diseases, announced the companies had entered a definitive agreement under which Melinta will merge with a subsidiary of Cempra. The merger is expected to create a NASDAQ-listed company committed to discovering, developing and commercializing important anti-infective therapies for patients and physicians in areas of significant unmet need. The combined company will have an extensive pipeline, including U.S. Food and Drug Administration (FDA) approved Baxdela, clinical and preclinical anti-infectives programs in development across several indications, and an innovative platform based on Nobel Prize-winning science. The merger is subject to Cempra shareholder approval, with a shareholder vote scheduled for November 3, 2017. For additional information about Cempra please visit www.cempra.com.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed merger and other contemplated transactions (including statements relating to satisfaction of the conditions to and consummation of the proposed merger, the expected ownership of the combined company and the alternatives to the proposed merger) constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control.

Risks and uncertainties for Cempra and Melinta and of the combined company include, but are not limited to: inability to complete the proposed merger and other contemplated transactions; liquidity and trading market for shares prior to and following the consummation of the proposed merger; costs and potential litigation associated with the proposed merger; failure or delay in obtaining required approvals by the SEC or any other governmental or quasi-governmental entity necessary to consummate the proposed merger, which may also result in unexpected additional transaction expenses and operating cash expenditures on the parties; failure to obtain the necessary stockholder approvals or to satisfy other conditions to the closing of the proposed merger and the other contemplated transactions; a superior proposal being submitted to either party; failure to issue Cempra common stock in the proposed merger and other contemplated transactions exempt from registration or qualification requirements under applicable state securities laws; risks related to the costs, timing and regulatory review of the combined company’s studies and clinical trials, including its ability to address the issues identified by the FDA in the complete response letter relating to Cempra’s new drug applications for solithromycin for community acquired bacterial pneumonia; uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; inability or the delay in obtaining required regulatory approvals for product candidates, which may result in unexpected cost expenditures; failure to realize any value of certain product candidates developed and being developed, in light of inherent risks and difficulties involved in successfully bringing product candidates to market; inability to develop new product candidates and support existing products; inability to commercialize and launch any product candidate that receives regulatory approval, including Baxdela; the combined company’s anticipated capital expenditures, its estimates regarding its capital requirements and its need for future capital; uncertainties of cash flows and inability to meet working capital needs; cost reductions that may not result in anticipated level of cost savings or cost reductions prior to or after the consummation of the proposed merger; the approval by the FDA and EMA and any other similar foreign regulatory authorities of other competing or superior products brought to market; risks resulting from unforeseen side effects; risk that the market for the combined company’s products may not be as large as expected; inability to obtain, maintain and enforce patents and other intellectual property rights or the unexpected costs associated with such enforcement or litigation; inability to obtain and maintain commercial manufacturing arrangements with third party manufacturers or establish commercial scale manufacturing capabilities; loss of or diminished demand from one or more key customers or distributors; unexpected cost increases and pricing pressures; the possibility of economic recession and its negative impact on customers, vendors or suppliers; and risks associated with the possible failure to realize certain benefits of the proposed merger, including future financial, tax, accounting treatment, and operating results. Many of these factors that will determine actual results are beyond Cempra’s, Melinta’s, or the combined company’s ability to control or predict.

Other risks and uncertainties are more fully described in our Annual Report on Form 10-K for the year ended December 31, 2016, as amended by Form 10-K/A filed with the SEC on April 13, 2017, and in other filings that Cempra makes and will make with the SEC in connection with the proposed transactions, including the proxy statement described below under “Important Information and Where to Find It.” Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The statements made in this press release or presentation speak only as of the date stated herein, and subsequent events and developments may cause our expectations and beliefs to change. While we may elect to update these forward-looking statements publicly at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date after the date stated herein.

Important Information and Where to Find It

Cempra and Melinta and certain of their directors and executive officers may become participants in solicitation of proxies from Cempra stockholders in connection with the proposed transactions. Additional information regarding persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of Cempra stockholders in connection with the proposed merger, and a description of their direct and indirect interest, whether as security holders, directors or employees of Cempra or Melinta or otherwise, which may be different from those of Cempra stockholders generally, is set forth in the definitive proxy statement filed with the SEC on October 5, 2017 in connection with the proposed merger. You can find information about Cempra’s directors and executive officers in Cempra’s Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on February 28, 2017, as amended by Form 10-K/A filed with the SEC on April 13, 2017, and in the definitive proxy statement filed with the SEC on October 5, 2017 in connection with the proposed merger.

Each of Cempra’s directors, Garheng Kong, David Zaccardelli, Richard Kent, David Gill, Dov A. Goldstein, John H. Johnson, P. Sherrill Neff and Michael Dougherty; Cempra’s executive officers Mark W. Hahn (Executive Vice President and Chief Financial Officer), David Oldach (Chief Medical Officer) and John Bluth (Executive Vice President, Investor Relations and Corporate Communications); Melinta’s directors, Eugene Sun, Thomas Koestler, Erik Akhund, Kevin Ferro, Cecilia Gonzalo, Christopher Kiritsy, Pedro Lichtinger, Sean Murphy and John E. Sununu; and Melinta’s executive officers, John Temperato (President and Chief Operating Officer) and Paul Estrem (Chief Financial Officer); and Cempra’s proxy solicitor, Georgeson LLC; may be deemed “participants” in the solicitation of proxies from the Cempra stockholders in connection with the proposed transactions.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. A definitive proxy statement and a proxy card were filed with the SEC on October 5, 2017 and mailed to Cempra’s stockholders on or about the same date, seeking required stockholder approvals in connection with the proposed transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT CEMPRA HAS FILED OR WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Stockholders may obtain, free of charge, copies of the proxy statement and any other documents filed by Cempra with the SEC in connection with the proposed transactions at the SEC’s website (http://www.sec.gov), at Cempra’s website (http://investor.cempra.com/), or by writing to the Secretary, Cempra, Inc. at 6320 Quadrangle Drive, Suite 360, Chapel Hill, North Carolina 27517.

For More Information:

Lyn Baranowski

Melinta Therapeutics, Inc.

(203) 848-3346

news@melinta.com

John Bluth

Cempra, Inc.

(984) 209-4534

jbluth@cempra.com